Supplement Dated May 3, 2010 to the

Panorama variable annuity prospectus dated May 1, 2008 and the

Panorama Plus variable annuity prospectus dated May 1, 2007

Effective May 3, 2010, the MML High Yield Fund (Service Class I) and MML Short-Duration Bond Fund (Service Class I) will be available as additional investment choices through your variable annuity contract.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund II
MML High Yield Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Short-Duration Bond Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income

If your assets are invested in the sub-account which invests in the MML High Yield Fund (Service Class I) or MML Short-Duration Bond Fund (Service Class I), you will be subject to the fees and expenses charged by the fund as shown in the table below. The fees and expenses reflected in this table are expressed as a percentage of average daily net assets for the year ended December 31, 2009.

Fund Name	Management Fees[1]	Other Expenses	12b-1 Fees*	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
MML High Yield Fund (Service Class I)	0.60%	0.32%	0.25%	—	1.17%[2]
MML Short-Duration Bond Fund (Service Class I)	0.40%	0.27%	0.25%	—	0.92%[3]

*	The funds pay a distribution fee to us out of the fund’s assets. The fee is called a “12b-1” fee. An investment in a fund will increase the cost of your investment in the contract.

1. The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2. MassMutual has contractually agreed to (i) waive 0.10% of its management fees for the Fund through May 1, 2011, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this waiver and cap. If this table did reflect the waiver and cap, the “Total Annual Fund Operating Expenses” would be 0.94%. “Other Expenses” are based on estimated amounts for the first fiscal year.

3. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through May 1, 2011. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the “Total Annual Fund Operating Expenses” would be 0.80%. “Other Expenses” are based on estimated amounts for the first fiscal year.

For additional information about the MML High Yield Fund (Service Class I) and MML Short-Duration Bond Fund (Service Class I), including information about 12b-1 fees and other expenses, see the MML Series Investment Fund II prospectus.